UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 26, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)




  Pennsylvania                    0-22124                 25-1616814
----------------                ------------             ------------
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



                    5004 McKnight Road, Pittsburgh, PA          15237
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               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (412) 231-6900

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 26, 2004, the Board of Directors of NSD Bancorp, Inc. declared a quarterly cash dividend of $0.22 per common share payable on December 17, 2004 to shareholders of record on December 3, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item
7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description

99.1     Press Release dated October 27, 2004, issued by NSD Bancorp, Inc.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  October 27, 2004               BY:    /s/ William C. Marsh
                                             ------------------------------

                                      Name:      William C. Marsh
                                      Title:     Principal Financial Officer
                                                 Senior Vice President
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX




EXHIBIT NO.
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99.1           Press Release dated October 27, 2004.